UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

February 29, 2008

Date of Report (Date of earliest event reported)

APPLERA CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-04389	06-1534213
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

301 Merritt 7 Norwalk, Connecticut	06851
(Address of principal executive offices)	(Zip Code)

(203) 840-2000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On February 29, 2008, Applera Corporation (“Applera”) announced that it had filed a registration statement with the Securities and Exchange Commission with respect to the possible separation of its Celera Group from Applera. Attached hereto as Exhibit 99.1 and incorporated by reference into this Item 8.01 is the text of Applera’s February 29, 2008, press release announcing the filing.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are filed with this Report:

Exhibit No.	Description

99.1	Press Release issued February 29, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APPLERA CORPORATION

By:	/s/ Thomas P. Livingston
Thomas P. Livingston
Vice President and Secretary

Dated: March 3, 2008

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release issued February 29, 2008.